Exhibit 10.2

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

8% CONVERTIBLE PROMISSORY NOTE

MAXWELL RESOURCES, INC.

DUE

Original Issue Date:	US$

This Convertible Promissory Note (the “Note”) is duly authorized and issued by Maxwell Resources, Inc., a Nevada corporation ( “Company”), to (together with permitted successors and assigns, “Holder”) in accordance with exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Article I.

Section 1.01        Principal and Interest. For value received, Company promises to pay Holder the principal sum of            ($        ) on the earlier of (i)            (the “Maturity Date”), or (ii) an Event of Default (as defined in Section 3.01). The unpaid principal balance of the Note shall accrue interest at 8% per annum. On the Maturity Date, the entire unpaid principal amount and accrued interest shall be paid to the Holder unless this Note is converted in accordance with Section 1.02 herein. The Company may prepay any portion of the principal amount of this Note without the prior written consent of the Holder.

Section 1.02        Conversion. Holder shall be entitled, at his option, to convert all or any part of the principal amount of the Note into Company’s common stock (the “Conversion Shares”) at a variable conversion price (the “Conversion Price”) as set forth below. The number of shares issuable upon a conversion shall be determined by the quotient obtained by dividing (1) the outstanding principal amount of the Note (or, if applicable, the portion thereof to be converted) plus any accrued interest thereon, and (2) the Conversion Price. To convert this Note, Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Note, with appropriate insertions (the “Conversion Notice”), to the Company. The date upon which the conversion shall be effective (the “Conversion Date”) shall be deemed to be the date set forth in the Conversion Notice. Any conversion of any portion of the Note shall be deemed to be a pre-payment of principal, without penalty or premium. The Conversion Price shall be the lesser of (i) 50% of the average of the lowest three (3) closing bid prices for the Company’s common stock during the ten (10) trading days prior to the Conversion Date or (ii) $.0075 per share. If Holder elects to convert only a portion of the Note, then Company shall reissue a new note in substantially the same form as this Note to reflect the new principal amount.

Article II.

Section 2.01        Events of Default. Each of the following events shall constitute a default under this Note (each an “Event of Default”):

(a)            failure by the Company to pay any amount due within five (5) days of the due date;

(b)            failure by the Company to cause stock to be issued to Holder within five (5) days of the Company’s receipt of a Conversion Notice;

(c)            failure by the Company for five (5) days after notice to it to comply with any of its other agreements in the Note;

Section 2.02        If any Event of Default occurs, all amounts due or contemplated to be due under the Note shall become immediately due and payable without notice or demand (an “Acceleration Event”). Upon occurrence of an Acceleration Event, interest on this Note shall begin to accrue at the rate of 15% per annum. Holder need not provide and Company hereby waives any presentment, demand, protest, notice of acceleration, notice of intent to accelerate, or any other notice of any kind.

Article III.

Section 3.01        Adjustments and Limits on Conversion

(a)            Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If Company at any time after the date of issuance of this Note subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date of issuance of this Note combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of common stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(b)            Conversion Limitation. Notwithstanding anything contained herein to the contrary, Holder shall not be entitled to convert pursuant to the terms of the Note an amount that would be convertible into that number of Conversion Shares which, when added to the number of shares of Company’s common stock (“Common Stock”) otherwise beneficially owned by such Holder would exceed 4.99% of the outstanding shares of Common Stock of the Borrower at the time of conversion. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder.

2

Section 3.02        Lock-Up. Notwithstanding anything contained herein to the contrary, the Holder agrees that, without the express written permission of the Company pursuant to a resolution of the Board of Directors of the Company, it shall not transfer, offer, pledge, sell, contract to sell, grant any of the Shares for the sale of or otherwise dispose of, directly or indirectly, any of the Shares held by such Holder through the date which is one year from the Conversion date. The Shares or any securities issued in exchange of the Shares shall be returned to the Company for cancellation upon the Holder’s breach of this Section 3.02 of this Agreement.

Article IV.

Section 4.01        Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Any lawsuit arising out of or relating to this Note shall be brought in Dallas County, Texas, and the parties irrevocably submits to the exclusive jurisdiction of such courts and irrevocably waive any defense or other matter relating to personal jurisdiction, venue, or forum non conveniens.

Section 4.02        Jury Waiver. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note.

Section 4.03        Attorneys’ Fees. The parties agree that in any action or proceeding to enforce any provision of this Note, the prevailing party shall be entitled to an award of attorneys’ fees, costs, and expenses incurred.

Section 7.05        Severability. The invalidity of any provision of this Note shall not invalidate or otherwise affect any other provision of this Note.

Section 7.06       Entire Agreement and Amendments. This Note represents the entire agreement between the parties and there are no representations, warranties or commitments, except as set forth herein. This Note may be amended only by an instrument in writing executed by the parties hereto.

3

IN WITNESS WHEREOF, with the intent to be legally bound hereby, Company executes this Note as of the date first written above.

MAXWELL RESOURCES, INC.

By:
Name:	Mike Edwards
Title:	Chief Executive Officer

4

EXHIBIT A

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

TO:

The undersigned hereby irrevocably elects to convert $                                           of the principal amount of the above Note into Shares of Common Stock of Maxwell Resources, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:
Signature:
Name:
Address:
Amount to be converted:	$
Amount of Note unconverted:	$
Conversion Price:	$
Number of shares of Common Stock to be issued including as payment of interest, if applicable:
Please issue the shares of Common Stock in the following name and to the following address:
Issue to the following account of the Holder:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number: